SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 19, 2001
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                               Hexcel Corporation

             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                 1-8472                 94-1109521
          --------------     ---------------------      ------------------
          (State of          (Commission File No.)      (IRS Employer
          Incorporation)                                Identification No.)


                               Two Stamford Plaza
                              281 Tresser Boulevard

                        Stamford, Connecticut 06901-3238
          ------------------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (203) 969-0666

              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

     A copy of the press release issued by Hexcel Corporation, a Delaware corporation (the "Company"), on April 19, 2001 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.

     (c)  Exhibits

          99.1      Press Release issued by the Company on April 19, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 19, 2001


                                        HEXCEL CORPORATION

                                        By: /s/ William J. Fazio

                                           ------------------------------------
                                           Name:  William J. Fazio
                                           Title: Corporate Controller & Chief
                                                  Accounting Officer


                                  EXHIBIT INDEX

Exhibit No.          Description

-----------          -----------

99.1                 Press Release issued by the Company on April 19, 2001